Exhibit 10.1

[EXECUTION COPY]

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of January 6, 2020 (this “First Amendment”), is entered into among RITE AID CORPORATION, a Delaware corporation (the “Borrower”), the Lenders (as defined below) party hereto the Administrative Agent (as defined below) and the Collateral Agent (as defined below), and modifies that certain Credit Agreement, dated as of December 20, 2018 (as may be amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time and in effect immediately prior to the effectiveness of this First Amendment, the “Existing Credit Agreement” and the Existing Credit Agreement, as amended by this First Amendment, the “Amended Credit Agreement”), among (a) the Borrower, (b) the lenders from time to time party thereto (each a “Lender”, and collectively, the “Lenders”), (c) BANK OF AMERICA, N.A. as administrative agent (in such capacity, including any successor thereto, the “Administrative Agent”) and collateral agent (in such capacity, including any successor thereto, the “Collateral Agent”) for the Lenders and the other Senior Loan Secured Parties, and (d) the other agents party thereto. Capitalized terms used herein and not defined herein shall have the meaning assigned to such terms in the Amended Credit Agreement.

PRELIMINARY STATEMENTS

A.       The Borrower has requested that the Administrative Agent and the Lenders agree to amend certain of the terms and provisions of the Existing Credit Agreement as specifically set forth in this First Amendment.

B.        The Administrative Agent and the undersigned Lenders are prepared to amend the Existing Credit Agreement, subject to the conditions and in reliance on the representations set forth herein.

Accordingly, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

1.                 Amendments to Existing Credit Agreement.

(a)               The definition of “Permitted Split-Priority Term Loan Debt” in Section 1.01 (Defined Terms) of the Existing Credit Agreement is hereby amended by restating clause (b) of such term in its entirety as follows:

    “(b) (i) to the extent such Indebtedness is incurred pursuant to “tranche B” term loan facilities, the applicable Split-Priority Debt Documents shall not include amortization provisions other than customary amortization provisions and amortization requirements for “tranche B” term loan Indebtedness, as determined as of the date of issuance or incurrence by a Responsible Officer of the Borrower in good faith and (ii) to the extent such Indebtedness is incurred pursuant to senior high yield notes or other senior notes, such Indebtedness (A) is not subject to mandatory redemption, repurchase, prepayment or sinking fund obligation (except customary asset sale or change-of-control provisions), in each case prior to the then Latest Maturity Date in effect and (B) has mandatory prepayment, repurchase or redemption, covenant, default and remedy provisions customary for senior high yield notes or other senior notes, as the case may be, in each case of clause (A) and (B), as determined as of the date of issuance or incurrence by a Responsible Officer of the Borrower in good faith,”.

(b)               The definition of “Split-Priority Debt Documents” in Section 1.01 (Defined Terms) of the Existing Credit Agreement is hereby amended by restating such term in its entirety as follows:

““Split-Priority Debt Documents” means, with respect to any series, issue or class of Split-Priority Term Loan Debt, the credit agreements, indentures, notes, instruments or other operative agreements evidencing or governing such Indebtedness.”

(c)               The definition of “Split-Priority Debt Facility” in Section 1.01 (Defined Terms) of the Existing Credit Agreement is hereby amended by restating such term in its entirety as follows:

““Split-Priority Debt Facility” means the credit agreement or indenture with respect to any class or series of Split-Priority Term Loan Debt.”

(d)               The definition of “Split-Priority Term Loan Debt” in Section 1.01 (Defined Terms) of the Existing Credit Agreement is hereby amended by:

(i)            restating the text following the word “means” and preceding the words “, which Indebtedness” in its entirety as follows:

“Indebtedness of the Borrower incurred after the Closing Date pursuant to either (a) a bank credit facility (other than this Agreement) that has terms customary for similarly structured “tranche B” term loan facilities or (b) senior high yield notes or other senior notes (whether such notes are issued for cash, in exchange for other notes of the Borrower or for other consideration)”; and

(ii)           restating the text appearing in clause (B) following the words “insofar as” its entirety as follows:

“such amended agreements or replacement agreements deal with intercreditor issues relating to the relative rights of the Senior Secured Parties and the holders of Split-Priority Term Loan Debt in the Collateral, on terms and conditions both reasonably acceptable to the Administrative Agent and customary for similar intercreditor agreements relating to cross-collateralized asset-based credit facilities, on the one hand, and tranche B term loan facilities or senior high yield notes or other senior notes, as applicable, on the other hand (the amendments to agreements and any Split-Priority Intercreditor Agreement referred to in this clause (B) being referred to herein as the “Split-Priority Implementing Agreements”);”.

(e)               Clause (c) of Section 4.02 (Conditions Precedent to each Credit Event) is hereby amended and restated in its entirety as follows:

“(c) No Default or Event of Default, Etc.  (i) No event has occurred and is continuing, or would result from such Borrowing or issuance or from the application of the proceeds therefrom, that constitutes a Default or an Event of Default and (ii) such Borrowing or issuance would not result in a violation of the amount of Indebtedness permitted under the 2023 6.125% Note Indenture, any Split-Priority Debt Document, any Second Priority Debt Document, or any agreement or instrument governing Material Indebtedness of the Loan Parties or their Restricted Subsidiaries, and would not otherwise give rise to any requirement to secure such other Indebtedness on an equal and ratable basis with the Senior Obligations, unless the incurrence of any Liens to satisfy such requirement would not result in a Default or an Event of Default.”

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(f)                Section 6.10 (Restrictive Agreements) of the Existing Credit Agreement is hereby amended by:

(i)               restating clause (a)(I) of such Section in its entirety as follows:

“(I) customary restrictions and conditions contained in agreements relating to Securitizations and Factoring Transactions permitted hereunder, provided that such restrictions and conditions apply only to Securitization Vehicles and to the Securitization Assets that are subject to such Securitizations or to the Factoring Assets that are subject to such Factoring Transaction, as applicable,”; and

(ii)              restating clause (b)(H) of such Section in its entirety as follows:

“(H) customary restrictions and conditions contained in agreements relating to Securitizations and Factoring Transactions permitted hereunder, provided that such restrictions and conditions apply only to Securitization Vehicles and to the Securitization Assets that are subject to such Securitizations or to the Factoring Assets that are subject to such Factoring Transaction, as applicable,”.

2.                 Conditions Precedent to First Amendment. This First Amendment shall become effective as of the date first written above (the “First Amendment Effective Date”) upon the satisfaction of each of the following conditions precedent:

(a)               First Amendment. The Administrative Agent shall have received this First Amendment, duly executed by the Borrower and the Required Lenders, and acknowledged by each Subsidiary Loan Party.

(b)               Representations and Warranties. The representations and warranties of the Loan Parties contained in each Senior Loan Document shall be true and correct in all material respects on and as of the First Amendment Effective Date, after giving effect to the First Amendment and the consummation of the transactions contemplated by the First Amendment taking place on or about the First Amendment Effective Date, as though made on and as of such date (except to the extent any such representation or warranty expressly relates to an earlier date, in which case such representation and warranty shall have been true and correct in all material respects as of such earlier date); provided that any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects on such respective dates.

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(c)               No Default or Event of Default. No Default or Event of Default exists or has occurred and is continuing on and as of the First Amendment Effective Date or, after giving effect to the First Amendment, would result from the First Amendment and the transactions contemplated hereby.

(d)               Fees and Expenses. The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the First Amendment Effective Date and reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Existing Credit Agreement on or prior to the First Amendment Effective Date and invoiced at least three (3) Business Days prior to the First Amendment Effective Date.

3.                 Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders as of the First Amendment Effective Date as follows:

(a)               Authorization; Enforceability. The execution, delivery and performance by such Loan Party of this First Amendment, and the consummation of the transactions contemplated hereby taking place on or about the First Amendment Effective Date, are within the Borrower’s and Subsidiary Loan Party’s corporate powers and have been duly authorized by all necessary corporate, limited liability company or similar action and, if required, stockholder, member or similar action. This First Amendment has been duly executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of the Borrower or such Subsidiary Loan Party (as the case may be), enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)               Governmental Approvals; No Conflicts. The transactions contemplated by this First Amendment (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, (b) will not violate any applicable law or regulation or any order of any Governmental Authority, except for such violations that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, (c) will not violate the charter, by-laws or other organizational documents of the Borrower or any of the Subsidiaries, (d) will not violate or result in a default under any indenture, agreement or other instrument evidencing or governing Indebtedness or any other material agreement binding upon the Borrower or any Subsidiary or its assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any Subsidiary, and (e) will not result in the creation or imposition of any Lien on any asset of the Borrower or any Subsidiary.

(c)               Representations and Warranties. The representations and warranties of the Loan Parties contained in each Senior Loan Document are true and correct in all material respects on and as of the First Amendment Effective Date, after giving effect to the First Amendment and the consummation of the transactions contemplated by the First Amendment taking place on or about the First Amendment Effective Date, as though made on and as of such date (except to the extent any such representation or warranty expressly relates to an earlier date, in which case such representation and warranty shall have been true and correct in all material respects as of such earlier date); provided that any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects on such respective dates.

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(d)               No Default. No Default or Event of Default exists or has occurred and is continuing on and as of the First Amendment Effective Date or, after giving effect to the First Amendment, would result from the First Amendment and the transactions contemplated hereby.

4.                 Survival. All representations and warranties made by the Borrower (on behalf of itself of the other Loan Parties) in this First Amendment or any other Senior Loan Document and in the certificates or other instruments delivered in connection with or pursuant to this First Amendment or any other Senior Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this First Amendment, regardless of any investigation made by any such other party or on its behalf and notwithstanding that any Agent, any Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under Senior Loan Documents is outstanding.

5.                 First Amendment as a Senior Loan Document. This First Amendment constitutes a “Senior Loan Document” under the Amended Credit Agreement.

6.                 Effect on Senior Loan Documents. After giving effect to this First Amendment on the First Amendment Effective Date, the Amended Credit Agreement and the other Senior Loan Documents shall be and remain in full force and effect in accordance with their terms and are hereby ratified and confirmed by the Borrower in all respects. The execution, delivery, and performance of this First Amendment shall not operate as a waiver of any right, power, or remedy of any Agent or the Lenders under the Existing Credit Agreement or the other Senior Loan Documents. The Borrower hereby acknowledges and agrees that, after giving effect to this First Amendment, all of its obligations and liabilities under the Existing Credit Agreement and the other Senior Loan Documents to which it is a party, as such obligations and liabilities have been amended by this First Amendment, are reaffirmed and remain in full force and effect. All references to the Existing Credit Agreement in any Senior Loan Document or other document or instrument delivered in connection therewith shall be deemed to refer to the Amended Credit Agreement. Nothing contained herein shall be construed as a novation of the Senior Obligations outstanding under and as defined in the Existing Credit Agreement, which shall remain in full force and effect, except as modified hereby.

7.                 Limited Effect. This First Amendment relates only to the specific matters expressly covered herein, shall not be considered to be an amendment or waiver of any rights or remedies that any Agent or any Lender may have under the Existing Credit Agreement or any other Senior Loan Document (except as expressly set forth herein) or under applicable law, and shall not be considered to create a course of dealing or to otherwise obligate in any respect any Agent or any Lender to execute similar or other amendments or waivers or grant any amendments or waivers under the same or similar or other circumstances in the future.

8.                 Governing Law. THIS FIRST AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

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9.                Counterparts. This First Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract, and shall become effective as to each party hereto. Delivery of an executed counterpart of a signature page of this First Amendment by facsimile or other electronic imaging means (e.g., via electronic mail in .pdf form) shall be effective as delivery of a manually executed counterpart of this First Amendment.

[Signature Pages Follow]

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    IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to the Credit Agreement to be executed and delivered as of the date first above written.

RITE AID CORPORATION,
as the Borrower

By:
Name:
Title:

[Signature Page – First Amendment to Credit Agreement]

Acknowledgment, Ratification and Reaffirmation of Subsidiary Loan Parties

January 6, 2020

Each Subsidiary Loan Party acknowledges that its consent to this First Amendment is not required, but each of the undersigned nevertheless does hereby agree and consent to this First Amendment and to the documents and agreements referred to herein. Each Subsidiary Loan Party agrees and acknowledges that (i) notwithstanding the effectiveness of this First Amendment, such Subsidiary Loan Party’s guarantee of the Senior Obligations pursuant to the Senior Subsidiary Guarantee Agreement shall remain in full force and effect without modification thereto and (ii) nothing herein shall in any way limit any of the terms or provisions of such Subsidiary Loan Party’s guarantee of the Senior Obligations pursuant to the Senior Subsidiary Guarantee Agreement or any Subsidiary Loan Party’s obligations under any other Senior Loan Document to which it is a party (as the same may be amended from time to time), all of which are hereby ratified, confirmed and affirmed in all respects. Each Subsidiary Loan Party hereby further acknowledges that the Borrower, the Administrative Agent and the Lenders may from time to time enter into any further amendments, modifications, terminations and/or amendments of any provisions of the Amended Credit Agreement or any other Senior Loan Documents without notice to or consent from such Subsidiary Loan Party and without affecting the validity or enforceability of such Subsidiary Loan Party’s guarantee of the Senior Obligations pursuant to the Senior Subsidiary Guarantee Agreement or giving rise to any reduction, limitation, impairment, discharge or termination of such Subsidiary Loan Party’s guarantee of the Senior Obligations pursuant to the Senior Subsidiary Guarantee Agreement.

Each Subsidiary Loan Party hereby reaffirms its grant to the Senior Collateral Agent, for the benefit of the Senior Secured Parties, of a continuing security interest in and Lien upon the Collateral of such Subsidiary Loan Party, whether now owned or hereafter acquired or arising, and wherever located, all as provided in the Senior Subsidiary Security Agreement and in the other Senior Collateral Documents, and each Subsidiary Loan Party hereby reaffirms that the Senior Obligations are and shall continue to be secured by the continuing security interest and Lien granted by such Subsidiary Loan Party to the Senior Collateral Agent, for the benefit of the Senior Secured Parties, pursuant to the Senior Subsidiary Security Agreement and the other Senior Collateral Documents.

[Signature Pages Follow]

The undersigned Subsidiary Loan Parties are signatories to this Acknowledgment, Ratification and Reaffirmation in their capacity as Subsidiary Loan Parties.

EACH OF THE SUBSIDIARIES OF THE BORROWER LISTED ON SCHEDULE I HERETO,
as Subsidiary Loan Parties

By:
Name:
Title:

EACH OF THE SUBSIDIARIES OF THE BORROWER LISTED ON SCHEDULE II HERETO,
as Subsidiary Loan Parties

By:
Name:
Title:

EACH OF THE SUBSIDIARIES OF THE BORROWER LISTED ON SCHEDULE III HERETO,
as Subsidiary Loan Parties

By:
Name:
Title:

EACH OF THE SUBSIDIARIES OF THE BORROWER LISTED ON SCHEDULE IV HERETO,
as Subsidiary Loan Parties

By:
Name:
Title:

[Signature Page – First Amendment to Credit Agreement]

BANK OF AMERICA, N.A.,
as the Administrative Agent

By:
Name:
Title:

[Signature Page – First Amendment to Credit Agreement]

BANK OF AMERICA, N.A.,
as a Lender

By:
Name:
Title:

[Signature Page – First Amendment to Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:
Name:
Title:

[Signature Page – First Amendment to Credit Agreement]

CITIBANK, N.A.,
as a Lender

By:
Name:
Title:

[Signature Page – First Amendment to Credit Agreement]

BMO HARRIS BANK N.A.,
as a Lender

By:
Name:
Title:

[Signature Page – First Amendment to Credit Agreement]

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:
Name:
Title:

[Signature Page – First Amendment to Credit Agreement]

FIFTH THIRD BANK,
as a Lender

By:
Name:
Title:

[Signature Page – First Amendment to Credit Agreement]

ING CAPITAL LLC,
as a Lender

By:
Name:
Title:

By:
Name:
Title:

[Signature Page – First Amendment to Credit Agreement]

MUFG UNION BANK, N.A.,
as a Lender

By:
Name:
Title:

[Signature Page – First Amendment to Credit Agreement]

TRUIST BANK (as successor by merger to SunTrust Bank and formerly known as Branch Banking and Trust Company), as a Lender

By:
Name:
Title:

[Signature Page – First Amendment to Credit Agreement]

CITIZENS BANK, N.A.,
as a Lender

By:
Name:
Title:

[Signature Page – First Amendment to Credit Agreement]

REGIONS BANK,
as a Lender

By:
Name:
Title:

[Signature Page – First Amendment to Credit Agreement]

TD BANK, N.A.,
as a Lender

By:
Name:
Title:

[Signature Page – First Amendment to Credit Agreement]

CIT BANK, N.A.,
as a Lender

By:
Name:
Title:

[Signature Page – First Amendment to Credit Agreement]

THE HUNTINGTON NATIONAL BANK,
as a Lender

By:
Name:
Title:

[Signature Page – First Amendment to Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:
Name:
Title:

[Signature Page – First Amendment to Credit Agreement]

SANTANDER BANK, N.A.,
as a Lender

By:
Name:
Title:

[Signature Page – First Amendment to Credit Agreement]

SIEMENS FINANCIAL SERVICES, INC.,
as a Lender

By:
Name:
Title:

By:
Name:
Title:

[Signature Page – First Amendment to Credit Agreement]

WEBSTER BUSINESS CREDIT CORPORATION,
as a Lender

By:
Name:
Title:

[Signature Page – First Amendment to Credit Agreement]

ATLANTIC UNION BANK,
as a Lender

By:
Name:
Title:

[Signature Page – First Amendment to Credit Agreement]

Schedule I to the

First Amendment to Credit Agreement

SUBSIDIARY LOAN PARTIES

112 Burleigh Avenue Norfolk, LLC

1515 West State Street Boise, Idaho, LLC

1740 Associates, L.L.C.

3581 Carter Hill Road-Montgomery Corp.

4042 Warrensville Center Road – Warrensville Ohio, Inc.

5277 ASSOCIATES, INC.

5600 Superior Properties, Inc.

657-659 Broad St. Corp.

Apex Drug Stores, Inc.

Broadview and Wallings-Broadview Heights Ohio, Inc.

Eagle Managed Care Corp.

Eckerd Corporation

EDC Drug Stores, Inc.

England Street-Asheland Corporation

GDF, INC.

Genovese Drug Stores, Inc.

Gettysburg and Hoover-Dayton, Ohio, LLC

Harco, Inc.

JCG (PJC) USA, LLC

JCG Holdings (USA), Inc.

K & B ALABAMA CORPORATION

K & B Louisiana Corporation

K & B Mississippi Corporation

K & B SERVICES, INCORPORATED

K & B TENNESSEE CORPORATION

K&B TEXAS CORPORATION

K & B , Incorporated

LAKEHURST AND BROADWAY CORPORATION

Maxi Drug North, Inc.

Maxi Drug South, L.P.

Maxi Drug, Inc.

Maxi Green Inc.

Munson & Andrews, LLC

Name Rite, L.L.C.

P.J.C. Distribution, Inc.

P.J.C. Realty Co., Inc.

Patton Drive and Navy Boulevard Property Corporation

PDS-1 Michigan, Inc.

Perry Distributors, Inc.

Perry Drug Stores, Inc.

PJC Dorchester Realty LLC

Schedule I

PJC EAST LYME REALTY LLC

PJC Haverhill Realty LLC

PJC HERMITAGE REALTY LLC

PJC Hyde Park Realty LLC

PJC Lease Holdings, Inc.

PJC Manchester Realty LLC

PJC Mansfield Realty LLC

PJC New London Realty LLC

PJC of Massachusetts, Inc.

PJC of Rhode Island, Inc.

PJC of Vermont Inc.

PJC Peterborough Realty LLC

PJC Providence Realty LLC

PJC Realty MA, Inc.

PJC Realty N.E. LLC

PJC Revere Realty LLC

PJC Special Realty Holdings, Inc.

RAM-UTICA, INC.

RDS Detroit, Inc.

Read’s, Inc.

RITE AID DRUG PALACE, INC.

Rite Aid Hdqtrs. Corp.

Rite Aid Hdqtrs. Funding, Inc.

RITE AID LEASE MANAGEMENT COMPANY

RITE AID OF ALABAMA, INC.

Rite Aid of Connecticut, Inc.

Rite Aid of Delaware, Inc.

RITE AID OF FLORIDA, INC.

RITE AID OF GEORGIA, INC.

RITE AID OF ILLINOIS, INC.

RITE AID OF INDIANA, INC.

RITE AID OF KENTUCKY, INC.

Rite Aid of Maine, Inc.

RITE AID OF MARYLAND, INC.

Rite Aid of Massachusetts, Inc.

RITE AID OF MICHIGAN, INC.

RITE AID OF NEW HAMPSHIRE, INC.

RITE AID OF NEW JERSEY, INC.

RITE AID OF NEW YORK, INC.

Rite Aid of North Carolina, Inc.

Rite Aid of Ohio, Inc.

Rite Aid of Pennsylvania, LLC

RITE AID OF SOUTH CAROLINA, INC.

RITE AID OF TENNESSEE, INC.

RITE AID OF VERMONT, INC.

RITE AID OF VIRGINIA, INC.

RITE AID OF WASHINGTON, D.C., INC.

Schedule I

RITE AID OF WEST VIRGINIA, INC.

Rite Aid Online Store, Inc.

Rite Aid Payroll Management, Inc.

RITE AID REALTY CORP.

RITE AID ROME DISTRIBUTION CENTER, INC.

RITE AID SPECIALTY PHARMACY, LLC

Rite Aid Transport, Inc.

Rite Investments Corp.

Rite Investments Corp., LLC

RX CHOICE, INC.

Silver Springs Road – Baltimore, Maryland/One, LLC

Silver Springs Road – Baltimore, Maryland/TWO, LLC

THE JEAN COUTU GROUP (PJC) USA, INC.

The Lane Drug Company

Thrift Drug, Inc.

THRIFTY CORPORATION

Thrifty PayLess, Inc.

Tyler and Sanders Roads, Birmingham – Alabama, LLC

Schedule I

Schedule II to the

First Amendment to Credit Agreement

SUBSIDIARY LOAN PARTIES

RCMH LLC

RediClinic LLC

RediClinic Associates, Inc.

RediClinic of PA, LLC

Schedule II

Schedule III to the

First Amendment to Credit Agreement

SUBSIDIARY LOAN PARTIES

ADVANCE BENEFITS, LLC

ASCEND HEALTH TECHNOLOGY LLC

Design Rx Holdings LLC

Design Rx, LLC

DESIGNRXCLUSIVES, LLC

ENVISION MEDICAL SOLUTIONS, LLC

Envision Pharmaceutical Holdings LLC

Envision Pharmaceutical Services, LLC

Envision Pharmaceutical Services, LLC

EnvisionRx Puerto Rico, Inc.

FIRST FLORIDA INSURERS OF TAMPA, LLC

Hunter Lane, LLC

Laker Software, LLC

MedTrak Services, L.L.C.

Orchard Pharmaceutical Services, LLC

Rx Initiatives L.L.C.

Rx Options, LLC

Schedule III

Schedule IV to the

First Amendment to Credit Agreement

SUBSIDIARY LOAN PARTIES

Health Dialog Services Corporation

Schedule IV